SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    Form 8-K


                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934




                                 March 31, 1998
               (Date of Report - Date of earliest event reported)





                             KERR-MCGEE CORPORATION
             (Exact name of registrant as specified in its charter)


     Delaware                       1-3939                   73-0311467
     (State of             (Commission File Number)          (IRS Employer
  Incorporation)                                             Identification No.)



          Kerr-McGee Center
          Oklahoma City, Oklahoma                                       73125
          (Address of principal executive offices)                    (Zip Code)



                                 (405) 270-1313
                         (Registrant's telephone number)

Item 5.        Other Events

        Kerr-McGee Chemical LLC completes the purchase of the European titanium dioxide pigment business from Bayer AG.


Item 7.       Financial Statements, Pro Forma Financial Information and Exhibits

              (c)      Exhibits

              99.1 News Release dated March 31, 1998, announcing Kerr-McGee completes the purchase of the European titanium dioxide pigment business from Bayer AG.




                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                          KERR-MCGEE CORPORATION


                                            By:    (Deborah A. Kitchens)
                                                   Deborah A. Kitchens
                                                   Vice President and Controller

Dated:     April 13, 1998